Item 10.5

STATE OF DELAWARE

CERTIFICATE OF LIMITED PARTNERSHIP

OF

SOLEIL CAPITAL L.P.

The Undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17 do hereby certifies as follows:

1. Name. The name of the limited partnership formed hereby is SOLEIL CAPITAL L.P. (the "Partnership").

2. Registered Office. The address of the registered office of the Partnership in the State of Delaware is c/o The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

3. Registered Agent. The name and address of the registered agent of the Partnership in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, Wilmington, Delaware 19801.

4. General Partner. The name and the business address of the general partner of the Partnership is Soleil Capital Management L.L.C., 2450 Hollywood Blvd. Suite 105 Hollywood, FL 33020.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Limited Partnership as of June 19th 2009 and submits it for filing in accordance with the Act.

SOLEIL CAPITAL MANAGEMENT L.L.C.,
as General Partner

By: /Adam Laufer/
Name: Adam J.Laufer
Title: Founding Member